UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2011
Oppenheimer Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12043	98-0080034
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification No.)
of Incorporation)
125 Broad Street
New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)
(212) 668-8000
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Revised Oppenheimer Holdings Inc. Historical Financial Statements
Oppenheimer Holdings Inc. (the “Company”) is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X regarding certain of the Company’s subsidiaries that guarantee certain senior secured notes issued by the Company (collectively, the “Guarantors”).
The Company is disclosing condensed consolidating financial information of the Guarantors in a new footnote to certain of its previously issued financial statements. The Company has updated the historical financial statements contained in its Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2010, which was originally filed with the United States Securities Exchange Commission (the “SEC”) on March 2, 2011, to include note 21 in the Notes to Consolidated Financial Statements for the periods disclosed within the Form 10-K. The Company has further updated the historical financial statements contained in its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the period ended March 31, 2011, which was originally filed with the SEC on May 5, 2011, to include note 12 in the Notes to Consolidated Financial Statements for the periods disclosed within the Form 10-Q.
These updated historical financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and have been updated, in compliance with generally accepted accounting principles, solely to include the new footnotes referenced above related to the Guarantors, and are incorporated herein by reference. All other information provided in the Form 10-K and the Form 10-Q remains unchanged and this Form 8-K does not modify or update the disclosures in the reports in any way other than the inclusion of required supplemental guarantor financial information. The revised historical financial statements should be read in conjunction with other information that the Company has filed with the SEC.
Item 9.01 Financial Statements and Exhibits
The exhibits listed on the accompanying Index of Exhibits are filed as a part of this report.

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements and Notes thereto for the year ended December 31, 2010, updated to disclose condensed consolidating guarantor financial information.

99.2	Consolidated Financial Statements and Notes thereto for the quarterly period ended March 31, 2011, updated to disclose condensed consolidating guarantor financial information.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oppenheimer Holdings Inc.
By:	/s/ E.K. Roberts
	Name:	E.K. Roberts
	Title:	President and Treasurer (Duly Authorized Officer and Principal Financial Officer)

Date: June 16, 2011

EXHIBITS

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements and Notes thereto for the year ended December 31, 2010, updated to disclose condensed consolidating guarantor financial information.

99.2	Consolidated Financial Statements and Notes thereto for the quarterly period ended March 31, 2011, updated to disclose condensed consolidating guarantor financial information.